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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                                March 4, 1997
Date of Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                      (Date of earliest event reported)


                        CHRYSLER FINANCIAL CORPORATION
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            (Exact name of registrant as specified in its charter)


State of Michigan             1-5966 and 33-55789        38-0961430
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction   (Commission)          (IRS Employer
  of incorporation)               File No.)        Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
               . . . . . . . . . . . . . . . . . . . . . . . .
                   (Address of principal executive offices)

                                                               (810) 948-3067
Registrant's telephone number, including area code  . . . . . . . . . . . . .

This filing relates to Registration Statement No. 33-55789.



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Item 5.        Other Events.
               ------------

     Attached hereto as Exhibit 25.4 is the Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago,/(1)/ and, in connection with the proposed offering of Premier Auto Trust 1997-1, Asset Backed Notes, Class A-2, Class A-3, Class A-4 and Class B, attached hereto as Exhibit 99 are certain materials prepared by Chrysler Financial Corporation that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


Item 7.        Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               --------

     Listed  below  are   the  financial  statements,  pro   forma  financial
information and  exhibits,  if any,  filed as  a part  of this  Report.   The
exhibit numbers correspond with Item 601(b) of Regulation S-K.

     (a)  Financial statements of businesses acquired;

               None

     (b)  Pro forma financial information:

               None

     (c)  Exhibits:

               Exhibit 25.4

               Exhibit 99



_________________________

(1)  Certain exhibits  to Form T-1  are incorporated by reference  to Exhibit
     25.1 of the Registration Statement on Form S-3 of SunAmerica Inc., filed on October 25, 1996 (File No. 333-14201).




                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHRYSLER FINANCIAL CORPORATION



Date:  March 4, 1997          By: /s/ Byron C. Babbish
                                  --------------------------
                                  Byron C. Babbish
                                  Assistant Secretary




                                EXHIBIT INDEX
                                -------------


Exhibit
  No.                       Description of Exhibit
-------                    ----------------------

  25.4 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of SunAmerica Inc., filed on October 25, 1996 (File No. 333-14201).)

  99 Materials prepared by Chrysler Financial Corporation in connection with Premier Auto Trust 1997-1 pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.